POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________
John F. Barrett
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, her attorneys-in-fact and agents, with full power to act without the other, for her and in her name, place and stead, in her capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of January, 2016.

______________________________                                            Cheryl K. Beebe
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Richard R. Devenuti
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Jeffrey H. Fox
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Joseph E. Gibbs
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, her attorneys-in-fact and agents, with full power to act without the other, for her and in her name, place and stead, in her capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of January, 2016.

______________________________                                            Joan E. Herman
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Thomas L. Monahan III
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Ronald L. Nelson
Director

POWER OF ATTORNEY

The undersigned, a director of Convergys Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints Andre S. Valentine and Jarrod B. Pontius and each of them singly, his attorneys-in-fact and agents, with full power to act without the other, for him and in his name, place and stead, in his capacity as a director of the Company, to execute and file with the Securities and Exchange Commission the Company's annual report on Form 10-K for the year ended December 31, 2015, and any amendments or supplements thereto, hereby giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done, as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys-in-fact and agents may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of January, 2016.

______________________________                                            Richard F. Wallman
Director